STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Income Fund

(the “Fund”)

Supplement dated January 10, 2018 to the Summary Prospectus

dated April 30, 2017, as supplemented

Effective immediately, Matthew Nest has replaced William Healey as a portfolio manager of the Fund. Accordingly, effective immediately, the Summary Prospectus is revised as follows:

On page 4 of the Summary Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc. (“SSGA FM”)

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser

Mark H. Johnson, CFA	9 years	Senior Managing Director at State Street Global Advisors (“SSGA”)

Matthew Nest	Less than 1 year	Managing Director at SSGA

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE